UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)    January 26, 2009

                         METRO ONE DEVELOPMENT, INC.
           (Exact name of registrant as specified in its charter)


     Delaware                         333-61538             98-0231687
(State or other jurisdiction        (Commission         (IRS Employer
           of incorporation)         File Number)         Identification No.)


         85 Corstate Avenue, Unit #1, Concord Ontario, Canada   L4K 4Y2
                 (Address of principal executive offices)      (Zip Code)

     Registrant's telephone number, including area code        (905) 760-2987

                          Not applicable.

        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 11, 2009, pursuant to stockholder consent, our Board of Directors authorized an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of the issued and outstanding shares of our common stock, par value $0.0001, on a 1 for 1,000 basis. We filed the Amendment with the Delaware Secretary of State on January 13, 2009 with an effective date of January 26, 2009. Although the amendment was effective on January 26, 2009, the reverse split will not be effected until we receive approval by the NASDAQ OMX Group, Inc. We are currently waiting for NASDAQ to approve the foregoing reverse split so that it is effective in the market.

Upon approval by NASDAQ, each holder of common stock will receive 1 share for each 1,000 shares they own immediately prior to the effective date. We will not issue fractional shares in connection with the foregoing stock split. Fractional shares will be rounded up to the nearest whole share.

A copy of the amendment is attached to this current report as Exhibit 3.1 and is included herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-KSB and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01    EXHIBITS.

EXHIBIT
NUMBER   DESCRIPTION

3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, dated January 26, 2009 (filed herewith).


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date January 30, 2009

                                Metro One Development, Inc.
                                (Registrant)



                                /s/ Stuart Turk
                                (Signature)
                                ------------------------------
                                Name: Stuart Turk
                                Title: Chief Executive Officer
                                       and President